UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — International Opportunities Fund (the Fund) Class 2 shares returned -0.03% for the 12-month period that ended December 31, 2015.

■  The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same time period.

■  Relative to its benchmark, the Fund benefited from positive stock selection at both the regional and sector level, as well as favorable asset allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 2	03/27/98	-0.03	2.40	2.99
MSCI EAFE Index (Net)		-0.81	3.60	3.03

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Simon Haines, CFA

William Davies

David Dudding, CFA

Top Ten Holdings (%) (at December 31, 2015)
UBS AG (Switzerland)	3.6
Shimano, Inc. (Japan)	2.8
Roche Holding AG, Genusschein Shares (Switzerland)	2.7
Wolseley PLC (United Kingdom)	2.7
Airbus Group SE (France)	2.7
Bank of Ireland (Ireland)	2.6
Unilever PLC (United Kingdom)	2.6
AIA Group Ltd. (Hong Kong)	2.5
ASML Holding NV (Netherlands)	2.5
Hays PLC (United Kingdom)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.03%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same period. The Fund benefited from positive stock selection at both the regional and sector level, as well as favorable asset allocation decisions.

Mixed Results from Global Markets

Global equity markets delivered a positive, yet muted, performance over the year, but the headline result masked divergence between markets around the world. Among developed markets, Japan was robust in local currency terms, while Europe also produced a strongly positive return. The United States, however, experienced a sharp sell-off in August, a pattern repeated elsewhere in the world as concerns grew about China's economy. While the United Kingdom struggled, given the large weighting of energy and mining companies in the benchmark which were hurt by the fall in commodity prices, it rallied slightly towards the end of 2015. Markets in Asia had a poor year, as China's soaring equity market went into a sharp reverse in June, sending stocks and currencies around the region into a tailspin. Asian markets were further buffeted by capital outflows, as investors became increasingly focused on when the U.S. Federal Reserve (the Fed) would raise interest rates. The Fed raised rates by 0.25% in December, the first increase since 2006.

Central banks' monetary policy was a key theme throughout the year, with markets in Europe and Japan buoyed by quantitative easing (QE). In the first half of 2015, a bigger-than-expected program of QE from the European Central Bank (ECB) boosted stocks in Europe and beyond, and took the euro to multi-year lows against the U.S. dollar. Towards the end of the year, the ECB announced that it was extending its bond-buying program and made a further cut to already negative deposit rates. Japanese equities rose over the year, supported by the large QE program and a marked decline in the yen, which provided a boost to the country's crucial export sector. A weaker yen boosted sentiment on the outlook for corporate profits, while the poor GDP data prompted hopes that the Bank of Japan would unleash further stimulus in support of the economy. Asian markets' performance was driven largely by the ebb and flow of sentiment regarding global liquidity and the condition of China's economy. A strengthening U.S. economy, together with rate-hike fears, placed emerging market currencies under increasing pressure towards the end of the year. For much of the period, however, markets and currencies increasingly came under the sway of slumping oil prices. While cheaper oil offered the prospect of a boost to consumer spending, it also ravaged the economies of oil exporters, including Russia and Venezuela.

Contributors and Detractors

The Fund's overweight position relative to its benchmark in information technology contributed to results, as did underweight positions in energy and financials. Stock selection was the key driver of relative performance in information technology and financials as both achieved positive returns whereas energy fell back. The three strongest-contributing countries to the Fund on a relative basis were the United Kingdom, Japan and Australia. In each case, stock selection was the main driver of returns. All three

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

countries achieved positive absolute returns. Individual stocks that contributed to Fund results during the period included Tencent Holdings (China), Domino's Pizza Enterprises (Australia) and Valeant Pharmaceuticals (Canada). All three positions were eliminated during the period.

Meanwhile, underweight allocations to and stock selection within consumer staples detracted the most from Fund performance, as did stock selection within industrials and health care. Among individual countries, overweight positions in China, Canada and the Netherlands detracted from performance. Allocation effects weighed on Canada's relative performance, while stock selection led to underperformance from China and the Netherlands. All three countries experienced negative absolute returns. Individual stocks that were among the top detractors for the annual period included German auto-maker Volkswagen, an out-of-benchmark position in Canadian materials company Methanex and Chinese e-commerce company Alibaba. The positions in Volkswagen and Alibaba were eliminated during the period.

Portfolio Positioning

Having taken over the day to day portfolio management of the Fund in May, 2015, we spend some time aligning the portfolio with our best investment ideas. By the end of the period, we had increased the Fund's exposure to consumer discretionary, telecommunication services and information technology, while reducing weights in consumer staples, financials and materials, and moving to a zero weight in utilities. Among individual stocks, we initiated a position in ING Group, reflecting a less-cautious view regarding the European banking sector. ING's capital base is now strong enough to permit the return to a dividend, while also managing to grow net interest income. We also added Roche to the portfolio; we consider this Swiss health care company to be positively positioned at this time, having attractive asset developments within immune-oncology. We initiated a position in German financial services company Allianz, which stands to benefit in the medium term from any interest-rate rises. A new position in Royal Dutch Shell was also added; within the energy sector, we currently prefer defensive super-majors with strong balance sheets and cash flows, which may be used to acquire distressed assets.

Country Breakdown (%) (at December 31, 2015)
Australia	3.1
Belgium	1.4
Brazil	0.3
Canada	1.0
Denmark	2.1
France	6.2
Germany	9.6
Hong Kong	4.7
India	0.4
Indonesia	1.4
Ireland	2.6
Japan	30.7
Netherlands	3.3
Spain	1.9
Switzerland	6.2
United Kingdom	23.6
United States(a)	1.5
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	17.9
Consumer Staples	7.4
Energy	2.2
Financials	22.7
Health Care	11.9
Industrials	18.8
Information Technology	10.5
Materials	5.2
Telecommunication Services	3.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	941.90	1,019.41	5.63	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
AUSTRALIA 3.1%
Ansell Ltd.	146,438	2,269,380
CSL Ltd.	26,038	1,985,129
Total		4,254,509
BELGIUM 1.4%
Anheuser-Busch InBev SA/NV	16,225	2,019,156
BRAZIL 0.3%
Kroton Educacional SA	154,100	371,203
CANADA 1.0%
Methanex Corp.	43,376	1,432,596
DENMARK 2.1%
Novo Nordisk A/S, Class B	49,994	2,894,563
FRANCE 6.2%
Airbus Group SE	53,970	3,636,897
L'Oreal SA	12,022	2,022,158
Schneider Electric SE	50,886	2,890,526
Total		8,549,581
GERMANY 9.7%
Allianz SE, Registered Shares	8,834	1,557,240
Bayer AG, Registered Shares	25,004	3,122,759
Brenntag AG	46,269	2,410,974
Continental AG	12,965	3,136,362
Linde AG	12,361	1,785,651
TUI AG	76,702	1,385,579
Total		13,398,565
HONG KONG 4.7%
AIA Group Ltd.	579,600	3,463,158
HKT Trust & HKT Ltd.	1,510,000	1,928,891
Hong Kong Exchanges and Clearing Ltd.	42,700	1,087,773
Total		6,479,822
INDIA 0.4%
Tata Motors Ltd., ADR(a)	18,739	552,238
INDONESIA 1.4%
PT Bank Rakyat Indonesia Persero Tbk	2,377,300	1,951,051
IRELAND 2.6%
Bank of Ireland(a)	9,842,611	3,603,925

Common Stocks (continued)

Issuer	Shares	Value ($)
JAPAN 30.7%
Capcom Co., Ltd.	130,200	3,139,612
Dentsu, Inc.	57,500	3,145,952
Ebara Corp.	295,000	1,401,883
FANUC Corp.	8,000	1,378,319
Hitachi High-Technologies Corp.	81,700	2,209,422
Japan Exchange Group, Inc.	181,000	2,829,351
Mazda Motor Corp.	104,900	2,164,586
Mitsubishi UFJ Financial Group, Inc.	520,500	3,224,107
Nomura Holdings, Inc.	355,200	1,978,484
OSG Corp.	123,900	2,342,332
Rakuten, Inc.	165,600	1,907,340
SCSK Corp.	62,600	2,515,200
Sekisui Chemical Co., Ltd.	228,000	2,976,829
Shimano, Inc.	24,800	3,808,252
Tadano Ltd.	140,000	1,694,826
Taiheiyo Cement Corp.	966,000	2,821,019
Yaskawa Electric Corp.	223,500	3,041,095
Total		42,578,609
NETHERLANDS 3.3%
ASML Holding NV	38,436	3,415,096
ING Groep NV-CVA	90,177	1,220,098
Total		4,635,194
SPAIN 1.9%
Industria de Diseno Textil SA	78,336	2,691,165
SWITZERLAND 6.2%
Roche Holding AG, Genusschein Shares	13,362	3,702,723
UBS AG	253,571	4,919,143
Total		8,621,866
UNITED KINGDOM 23.6%
3i Group PLC	408,622	2,894,602
AstraZeneca PLC	34,171	2,322,678
Berendsen PLC	180,623	2,863,412
BT Group PLC	384,020	2,666,472
Diageo PLC	92,449	2,524,575
GKN PLC	521,632	2,367,097
Hays PLC	1,579,423	3,392,052
Legal & General Group PLC	592,273	2,337,052

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Rio Tinto PLC	37,699	1,097,617
Royal Dutch Shell PLC, Class A	134,088	3,058,155
Unilever PLC	83,998	3,602,856
Wolseley PLC	67,327	3,656,724
Total		32,783,292
Total Common Stocks (Cost: $142,953,174)		136,817,335

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	2,063,167	2,063,167
Total Money Market Funds (Cost: $2,063,167)		2,063,167
Total Investments (Cost: $145,016,341)		138,880,502
Other Assets & Liabilities, Net		(109,716)
Net Assets		138,770,786

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,203,334	129,536,522	(128,676,689)	2,063,167	4,396	2,063,167

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	4,254,509	—	4,254,509
Belgium	—	2,019,156	—	2,019,156
Brazil	371,203	—	—	371,203
Canada	1,432,596	—	—	1,432,596
Denmark	—	2,894,563	—	2,894,563
France	—	8,549,581	—	8,549,581
Germany	—	13,398,565	—	13,398,565
Hong Kong	—	6,479,822	—	6,479,822
India	552,238	—	—	552,238
Indonesia	—	1,951,051	—	1,951,051
Ireland	—	3,603,925	—	3,603,925
Japan	—	42,578,609	—	42,578,609
Netherlands	—	4,635,194	—	4,635,194
Spain	—	2,691,165	—	2,691,165
Switzerland	—	8,621,866	—	8,621,866
United Kingdom	—	32,783,292	—	32,783,292
Total Common Stocks	2,356,037	134,461,298	—	136,817,335
Money Market Funds	—	2,063,167	—	2,063,167
Total Investments	2,356,037	136,524,465	—	138,880,502

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,203,334	1,203,334	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $142,953,174)	$136,817,335
Affiliated issuers (identified cost $2,063,167)	2,063,167
Total investments (identified cost $145,016,341)	138,880,502
Receivable for:
Dividends	113,215
Foreign tax reclaims	109,158
Expense reimbursement due from Investment Manager	13,456
Prepaid expenses	2,108
Total assets	139,118,439
Liabilities
Due to custodian	1,052
Payable for:
Capital shares purchased	60,030
Investment management fees	93,976
Distribution and/or service fees	29,739
Transfer agent fees	7,137
Administration fees	9,517
Compensation of board members	85,267
Audit fees	33,136
Printing and postage fees	19,082
Other expenses	8,717
Total liabilities	347,653
Net assets applicable to outstanding capital stock	$138,770,786
Represented by
Paid-in capital	$180,524,536
Undistributed net investment income	27,807
Accumulated net realized loss	(35,635,658)
Unrealized appreciation (depreciation) on:
Investments	(6,135,839)
Foreign currency translations	(10,060)
Total — representing net assets applicable to outstanding capital stock	$138,770,786
Class 2
Net assets	$138,770,786
Shares outstanding	7,907,561
Net asset value per share	$17.55

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$2,420,119
Dividends — affiliated issuers	4,396
Foreign taxes withheld	(210,540)
Total income	2,213,975
Expenses:
Investment management fees	1,111,383
Distribution and/or service fees
Class 2	351,703
Transfer agent fees
Class 2	84,407
Administration fees	112,546
Compensation of board members	12,749
Custodian fees	26,898
Printing and postage fees	62,535
Audit fees	34,944
Legal fees	6,422
Other	12,992
Total expenses	1,816,579
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(200,586)
Total net expenses	1,615,993
Net investment income	597,982
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,811,205
Foreign currency translations	(103,161)
Net realized gain	16,708,044
Net change in unrealized appreciation (depreciation) on:
Investments	(19,172,446)
Foreign currency translations	1,601
Net change in unrealized depreciation	(19,170,845)
Net realized and unrealized loss	(2,462,801)
Net decrease in net assets from operations	$(1,864,819)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$597,982	$(334,392)
Net realized gain	16,708,044	4,960,861
Net change in unrealized depreciation	(19,170,845)	(11,993,612)
Net decrease in net assets resulting from operations	(1,864,819)	(7,367,143)
Distributions to shareholders
Net investment income
Class 2	(434,246)	(36,146)
Total distributions to shareholders	(434,246)	(36,146)
Increase (decrease) in net assets from capital stock activity	16,865,214	(17,471,769)
Total increase (decrease) in net assets	14,566,149	(24,875,058)
Net assets at beginning of year	124,204,637	149,079,695
Net assets at end of year	$138,770,786	$124,204,637
Undistributed (excess of distributions over) net investment income	$27,807	$(82,455)

The accompanying Notes to Financial Statements are an integral part of this statement.

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13

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	2,112,935	39,974,055	263,722	4,629,355
Distributions reinvested	24,465	434,246	2,009	36,146
Redemptions	(1,282,997)	(23,543,087)	(1,246,329)	(22,137,270)
Net increase (decrease)	854,403	16,865,214	(980,598)	(17,471,769)
Total net increase (decrease)	854,403	16,865,214	(980,598)	(17,471,769)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$17.61	$18.56		$15.48	$13.29	$15.98
Income from investment operations:
Net investment income (loss)	0.08	(0.04)		0.07	0.17	0.03
Net realized and unrealized gain (loss)	(0.08)	(0.91)		3.09	2.17	(2.60)
Total from investment operations	—	(0.95)		3.16	2.34	(2.57)
Less distributions to shareholders:
Net investment income	(0.06)	(0.00	)(a)	(0.08)	(0.15)	(0.12)
Total distributions to shareholders	(0.06)	(0.00	)(a)	(0.08)	(0.15)	(0.12)
Net asset value, end of period	$17.55	$17.61		$18.56	$15.48	$13.29
Total return	(0.03%)	(5.09%)		20.39%	17.62%	(16.18%)
Ratios to average net assets(b)
Total gross expenses	1.29%	1.29%		1.30%	1.44%	1.51%
Total net expenses(c)	1.15%	1.18%		1.19%	1.30%	1.45	%(d)
Net investment income (loss)	0.43%	(0.25%)		0.40%	1.16%	0.20%
Supplemental data
Net assets, end of period (in thousands)	$138,771	$124,205		$149,080	$148,252	$156,597
Portfolio turnover	197%	176%		129%	74%	95%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — International Opportunities Fund (formerly known as Columbia Variable Portfolio — Marsico International Opportunities Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2015, Columbia Variable Portfolio — Marsico International Opportunities Fund was renamed Columbia Variable Portfolio — International Opportunities Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional Class 2 shares of the Fund at the next calculated net asset value after the distribution is paid.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.79% of the Fund's average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Subadvisory Agreement

Prior to May 1, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective May 1, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services

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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,381.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 2	1.15%	1.15%

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(53,474)
Accumulated net realized loss	53,474

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$434,246	$36,146

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$112,419
Capital loss carryforwards	(35,620,556)
Net unrealized depreciation	(6,150,941)

At December 31, 2015, the cost of investments for federal income tax purposes was $145,031,443 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,664,670
Unrealized depreciation	(9,815,611)
Net unrealized depreciation	(6,150,941)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	35,620,556

For the year ended December 31, 2015, $15,348,011 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $283,775,183 and $268,501,181, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, one unaffiliated shareholder of record owned 53.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 30.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Variable Portfolio — Select International Equity Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — International Opportunities Fund (formerly known as Columbia Variable Portfolio — Marsico International Opportunities Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — International Opportunities Fund (formerly known as Columbia Variable Portfolio — Marsico International Opportunities Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust I) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	2.31%
Foreign Taxes Paid	$143,114
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$2,404,024
Foreign Source Income Per Share	$0.30

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — INTERNATIONAL OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1662 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

(formerly Columbia Variable Portfolio — Marsico 21st Century Fund)

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Federal Income Tax Information	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Large Cap Growth Fund II (the Fund) Class 1 shares returned 1.48% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period.

■  Stock selection was generally disappointing for the Fund relative to the Russell 1000 Growth Index in the health care, industrials and consumer discretionary sectors. The Fund benefited most from its stock selection within the information technology, financials and consumer discretionary sectors.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	1.48	9.12	6.41
Class 2*	10/02/06	1.26	8.85	6.11
Russell 1000 Growth Index		5.67	13.53	8.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (replacing the Russell 3000 Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Large Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Effective November 20, 2015, Marsico Capital Management, LLC no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund's portfolio.

Top Ten Holdings (%) (at December 31, 2015)
Facebook, Inc., Class A	5.3
Amazon.com, Inc.	4.6
Salesforce.com, inc.	3.8
Domino's Pizza, Inc.	3.4
Electronic Arts, Inc.	3.4
MasterCard, Inc., Class A	3.2
Norwegian Cruise Line Holdings Ltd.	3.1
Constellation Brands, Inc., Class A	3.0
First Republic Bank	3.0
NXP Semiconductors NV	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	92.2
Exchange-Traded Funds	4.0
Money Market Funds	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 1 shares returned 1.48%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period. Stock selection was generally disappointing for the Fund relative to the benchmark in the health care, industrials and consumer discretionary sectors. The Fund benefited most from its stock selection within the information technology, financials and consumer staples sectors.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

Compared to the Russell 1000 Growth Index, the Fund benefited most from its stock selection within the information technology, financials and consumer staples sectors. Energy was the worst performing sector in the benchmark for the annual period, and the Fund did well to maintain its underweight allocation. Consumer staples was the benchmark's top performer. The Fund was underweight in the sector, but stock selection aided relative results. Facebook, a social media company in the information technology sector, was the Fund's best performer for the year.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The company benefited from the shift from traditional to online advertising. Better-than-expected earnings were fueled by active user growth. Facebook continued to innovate ways to engage with its users. We added to the Fund's position in Facebook during the year. Electronic Arts, a gaming company in the technology software segment, was another strong performer for the period. Its double-digit gain was driven by strong sales of both digital content and key sports titles. Tight expense control led to higher-than-expected revenue, operating profit and earnings per share. We continued to believe that the video game industry has changed from its cycles of boom and bust and that Electronic Arts has the potential to continue to lead that market with its strong management and ability to leverage licensed intellectual property. In the consumer staples sector, Constellation Brands aided relative results. The company's share price soared after it reported beer sales that exceeded market expectations. Volume growth rose and profit margins improved. Constellation's new brewery remained on track, on time and on budget.

Stock selection was generally disappointing in the health care, industrials and consumer discretionary sectors. Two of the Fund's biggest detractors were Endo International, a specialty pharmaceutical company, and Concordia Healthcare. Both companies lost ground in the wake of accusations of price gouging within the industry. Shares of Chinese e-commerce company Alibaba slid on worries that slower economic growth in China could lead to lower online retail sales. Recent data indicated that the company's sales on mobile devices have increased and we continue to believe in its long-term growth potential.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	27.5
Consumer Staples	8.6
Financials	7.6
Health Care	13.2
Industrials	5.6
Information Technology	32.0
Materials	3.0
Telecommunication Services	2.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	967.90	1,021.37	3.77	3.87	0.76
Class 2	1,000.00	1,000.00	967.10	1,020.11	5.01	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 92.5%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 25.5%
Auto Components 0.4%
Visteon Corp.(a)	3,019	345,675
Automobiles 1.1%
Tesla Motors, Inc.(a)	4,279	1,027,003
Hotels, Restaurants & Leisure 6.3%
Domino's Pizza, Inc.	26,694	2,969,707
Norwegian Cruise Line Holdings Ltd.(a)	46,478	2,723,611
Total		5,693,318
Household Durables 0.3%
Jarden Corp.(a)	3,980	227,338
Internet & Catalog Retail 10.1%
Amazon.com, Inc.(a)	5,947	4,019,518
Ctrip.com International Ltd., ADR(a)	53,086	2,459,474
Expedia, Inc.	4,020	499,686
Netflix, Inc.(a)	12,722	1,455,142
Priceline Group, Inc. (The)(a)	488	622,176
Total		9,055,996
Media 3.2%
Comcast Corp., Class A	20,507	1,157,210
DISH Network Corp., Class A(a)	9,077	519,023
Walt Disney Co. (The)	11,719	1,231,432
Total		2,907,665
Specialty Retail 3.8%
Lowe's Companies, Inc.	14,720	1,119,309
O'Reilly Automotive, Inc.(a)	6,210	1,573,738
TJX Companies, Inc. (The)	9,538	676,340
Total		3,369,387
Textiles, Apparel & Luxury Goods 0.3%
lululemon athletica, Inc.(a)	2,871	150,641
VF Corp.	2,474	154,007
Total		304,648
Total Consumer Discretionary		22,931,030
CONSUMER STAPLES 7.9%
Beverages 4.8%
Constellation Brands, Inc., Class A	18,554	2,642,832
Molson Coors Brewing Co., Class B	5,012	470,727
PepsiCo, Inc.	11,818	1,180,854
Total		4,294,413

Common Stocks (continued)

Issuer	Shares	Value ($)
Food & Staples Retailing 2.0%
CVS Health Corp.	13,288	1,299,168
Kroger Co. (The)	13,096	547,806
Total		1,846,974
Tobacco 1.1%
Philip Morris International, Inc.	11,298	993,207
Total Consumer Staples		7,134,594
FINANCIALS 7.0%
Banks 3.2%
Fifth Third Bancorp	5,110	102,711
First Republic Bank	39,392	2,602,235
Wells Fargo & Co.	3,607	196,077
Total		2,901,023
Capital Markets 3.6%
Bank of New York Mellon Corp. (The)	21,380	881,284
BlackRock, Inc.	420	143,019
Charles Schwab Corp. (The)	56,138	1,848,624
Goldman Sachs Group, Inc. (The)	795	143,283
Invesco Ltd.	5,782	193,581
Total		3,209,791
Real Estate Investment Trusts (REITs) 0.2%
Simon Property Group, Inc.	1,121	217,967
Total Financials		6,328,781
HEALTH CARE 12.2%
Biotechnology 6.4%
Alexion Pharmaceuticals, Inc.(a)	8,812	1,680,889
Alkermes PLC(a)	26,454	2,099,919
Biogen, Inc.(a)	2,847	872,178
BioMarin Pharmaceutical, Inc.(a)	425	44,523
Bluebird Bio, Inc.(a)	696	44,697
Celgene Corp.(a)	3,829	458,561
Incyte Corp.(a)	945	102,485
Intercept Pharmaceuticals, Inc.(a)	348	51,974
Novavax, Inc.(a)	8,063	67,649
Ultragenyx Pharmaceutical, Inc.(a)	679	76,170
Vertex Pharmaceuticals, Inc.(a)	1,808	227,501
Total		5,726,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.8%
Medtronic PLC	10,018	770,584
Health Care Providers & Services 1.0%
Express Scripts Holding Co.(a)	7,800	681,798
Laboratory Corp. of America Holdings(a)	1,998	247,033
Total		928,831
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	6,136	870,392
Pharmaceuticals 3.0%
Bristol-Myers Squibb Co.	15,979	1,099,195
Endo International PLC(a)	25,513	1,561,906
Total		2,661,101
Total Health Care		10,957,454
INDUSTRIALS 5.2%
Aerospace & Defense 3.0%
Boeing Co. (The)	16,874	2,439,812
Northrop Grumman Corp.	1,344	253,760
Total		2,693,572
Air Freight & Logistics 0.3%
FedEx Corp.	1,808	269,374
Airlines 1.1%
Delta Air Lines, Inc.	19,548	990,888
Electrical Equipment 0.1%
AMETEK, Inc.	2,276	121,971
Machinery 0.7%
Ingersoll-Rand PLC	2,950	163,106
Stanley Black & Decker, Inc.	4,310	460,006
Total		623,112
Total Industrials		4,698,917
INFORMATION TECHNOLOGY 29.6%
Communications Equipment 1.1%
Palo Alto Networks, Inc.(a)	5,792	1,020,203
Internet Software & Services 7.9%
Alibaba Group Holding Ltd., ADR(a)	4,546	369,453
Alphabet, Inc., Class A(a)	1,870	1,454,879
Alphabet, Inc., Class C(a)	697	528,939
Facebook, Inc., Class A(a)	43,639	4,567,258
LinkedIn Corp., Class A(a)	838	188,617
Total		7,109,146

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 3.6%
MasterCard, Inc., Class A	28,123	2,738,055
Visa, Inc., Class A	6,930	537,422
Total		3,275,477
Semiconductors & Semiconductor Equipment 4.4%
Avago Technologies Ltd.	4,459	647,224
NVIDIA Corp.	13,950	459,792
NXP Semiconductors NV(a)	30,175	2,542,244
Qorvo, Inc.(a)	3,307	168,326
Skyworks Solutions, Inc.	1,246	95,730
Total		3,913,316
Software 11.7%
Adobe Systems, Inc.(a)	15,550	1,460,767
Electronic Arts, Inc.(a)	42,592	2,926,922
Microsoft Corp.	28,706	1,592,609
Red Hat, Inc.(a)	11,756	973,514
Salesforce.com, inc.(a)	41,996	3,292,486
ServiceNow, Inc.(a)	2,603	225,316
Tableau Software, Inc., Class A(a)	858	80,841
Total		10,552,455
Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	7,764	817,239
Total Information Technology		26,687,836
MATERIALS 2.8%
Chemicals 2.8%
Eastman Chemical Co.	3,743	252,690
Sherwin-Williams Co. (The)	8,636	2,241,905
Total		2,494,595
Total Materials		2,494,595
TELECOMMUNICATION SERVICES 2.3%
Wireless Telecommunication Services 2.3%
SBA Communications Corp., Class A(a)	19,423	2,040,775
Total Telecommunication Services		2,040,775
Total Common Stocks (Cost: $68,257,951)		83,273,982

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Exchange-Traded Funds 4.1%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	8,886	1,811,766
iShares Russell 1000 Growth Index Fund	18,285	1,818,992
Total Exchange-Traded Funds (Cost: $3,731,305)		3,630,758

Money Market Funds 3.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	3,462,373	3,462,373
Total Money Market Funds (Cost: $3,462,373)		3,462,373
Total Investments (Cost: $75,451,629)		90,367,113
Other Assets & Liabilities, Net		(363,559)
Net Assets		90,003,554

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,245,940	52,660,324	(51,443,891)	3,462,373	5,486	3,462,373

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	22,931,030	—	—	22,931,030
Consumer Staples	7,134,594	—	—	7,134,594
Financials	6,328,781	—	—	6,328,781
Health Care	10,957,454	—	—	10,957,454
Industrials	4,698,917	—	—	4,698,917
Information Technology	26,687,836	—	—	26,687,836
Materials	2,494,595	—	—	2,494,595
Telecommunication Services	2,040,775	—	—	2,040,775
Total Common Stocks	83,273,982	—	—	83,273,982
Exchange-Traded Funds	3,630,758	—	—	3,630,758
Money Market Funds	—	3,462,373	—	3,462,373
Total Investments	86,904,740	3,462,373	—	90,367,113

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	2,245,940	2,245,940	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $71,989,256)	$86,904,740
Affiliated issuers (identified cost $3,462,373)	3,462,373
Total investments (identified cost $75,451,629)	90,367,113
Receivable for:
Capital shares sold	310
Dividends	47,812
Foreign tax reclaims	3,428
Expense reimbursement due from Investment Manager	3,892
Prepaid expenses	1,991
Total assets	90,424,546
Liabilities
Payable for:
Investments purchased	148,342
Capital shares purchased	75,852
Investment management fees	55,037
Distribution and/or service fees	18,052
Transfer agent fees	4,651
Administration fees	4,651
Compensation of board members	84,445
Other expenses	29,962
Total liabilities	420,992
Net assets applicable to outstanding capital stock	$90,003,554
Represented by
Paid-in capital	$60,198,267
Excess of distributions over net investment income	(83,826)
Accumulated net realized gain	14,973,895
Unrealized appreciation (depreciation) on:
Investments	14,915,484
Foreign currency translations	(266)
Total — representing net assets applicable to outstanding capital stock	$90,003,554
Class 1
Net assets	$6,101,012
Shares outstanding	416,239
Net asset value per share	$14.66
Class 2
Net assets	$83,902,542
Shares outstanding	5,844,552
Net asset value per share	$14.36

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$562,994
Dividends — affiliated issuers	5,486
Foreign taxes withheld	(4,669)
Total income	563,811
Expenses:
Investment management fees	727,577
Distribution and/or service fees
Class 2	239,357
Transfer agent fees
Class 1	4,039
Class 2	57,445
Administration fees	61,484
Compensation of board members	12,318
Custodian fees	8,185
Printing and postage fees	18,036
Audit fees	19,780
Legal fees	6,192
Other	8,284
Total expenses	1,162,697
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(133,140)
Total net expenses	1,029,557
Net investment loss	(465,746)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,928,697
Foreign currency translations	(648)
Net realized gain	15,928,049
Net change in unrealized appreciation (depreciation) on:
Investments	(13,695,665)
Foreign currency translations	(20)
Net change in unrealized depreciation	(13,695,685)
Net realized and unrealized gain	2,232,364
Net increase in net assets resulting from operations	$1,766,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment loss	$(465,746)	$(577,479)
Net realized gain	15,928,049	18,862,298
Net change in unrealized depreciation	(13,695,685)	(8,107,041)
Net increase in net assets resulting from operations	1,766,618	10,177,778
Distributions to shareholders
Net realized gains
Class 1	(1,214,312)	(308,786)
Class 2	(17,379,389)	(4,993,083)
Total distributions to shareholders	(18,593,701)	(5,301,869)
Decrease in net assets from capital stock activity	(5,422,582)	(20,960,811)
Total decrease in net assets	(22,249,665)	(16,084,902)
Net assets at beginning of year	112,253,219	128,338,121
Net assets at end of year	$90,003,554	$112,253,219
Excess of distributions over net investment income	$(83,826)	$(81,763)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	3,926	65,441	13,637	237,052
Distributions reinvested	78,292	1,214,312	18,391	308,786
Redemptions	(70,785)	(1,182,502)	(91,459)	(1,556,768)
Net increase (decrease)	11,433	97,251	(59,431)	(1,010,930)
Class 2 shares
Subscriptions	141,071	2,298,463	371,163	6,221,125
Distributions reinvested	1,142,629	17,379,389	302,245	4,993,083
Redemptions	(1,538,800)	(25,197,685)	(1,853,971)	(31,164,089)
Net decrease	(255,100)	(5,519,833)	(1,180,563)	(19,949,881)
Total net decrease	(243,667)	(5,422,582)	(1,239,994)	(20,960,811)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$17.54	$16.79	$11.84		$10.63	$12.07
Income from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.02)		0.05	0.01
Net realized and unrealized gain (loss)	0.48	1.54	5.03		1.16	(1.45)
Total from investment operations	0.44	1.50	5.01		1.21	(1.44)
Less distributions to shareholders:
Net investment income	—	—	(0.06)		—	—
Net realized gains	(3.32)	(0.75)	—		—	—
Total distributions to shareholders	(3.32)	(0.75)	(0.06)		—	—
Net asset value, end of period	$14.66	$17.54	$16.79		$11.84	$10.63
Total return	1.48%	9.12%	42.43%		11.38%	(11.93%)
Ratios to average net assets(a)
Total gross expenses	0.90%	0.90%	0.91	%(b)	1.09%	1.14%
Total net expenses(c)	0.77%	0.80%	0.82	%(b)	0.90%	1.05%
Net investment income (loss)	(0.22%)	(0.24%)	(0.14%)		0.45%	0.04%
Supplemental data
Net assets, end of period (in thousands)	$6,101	$7,099	$7,794		$6,897	$8,527
Portfolio turnover	115%	89%	96%		74%	107%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$17.24	$16.56	$11.69		$10.52	$11.97
Income from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.05)		0.03	(0.02)
Net realized and unrealized gain (loss)	0.48	1.51	4.95		1.14	(1.43)
Total from investment operations	0.40	1.43	4.90		1.17	(1.45)
Less distributions to shareholders:
Net investment income	—	—	(0.03)		—	—
Net realized gains	(3.28)	(0.75)	—		—	—
Total distributions to shareholders	(3.28)	(0.75)	(0.03)		—	—
Net asset value, end of period	$14.36	$17.24	$16.56		$11.69	$10.52
Total return	1.26%	8.82%	42.00%		11.12%	(12.11%)
Ratios to average net assets(a)
Total gross expenses	1.15%	1.15%	1.16	%(b)	1.33%	1.39%
Total net expenses(c)	1.02%	1.05%	1.07	%(b)	1.15%	1.30%
Net investment income (loss)	(0.47%)	(0.49%)	(0.39%)		0.22%	(0.19%)
Supplemental data
Net assets, end of period (in thousands)	$83,903	$105,154	$120,544		$114,898	$119,225
Portfolio turnover	115%	89%	96%		74%	107%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund II (formerly known as Columbia Variable Portfolio — Marsico 21st Century Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Variable Portfolio — Marsico 21st Century Fund was renamed Columbia Variable Portfolio — Large Cap Growth Fund II.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.71% of the Fund's average daily net assets.

Subadvisory Agreement

Prior to November 20, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective November 20, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,331.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.76%	0.76%	0.79%
Class 2	1.01	1.01	1.04

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and net operating loss

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$463,683
Accumulated net realized gain	648
Paid-in capital	(464,331)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$3,077,116	$—
Long-term capital gains	15,516,585	5,301,869
Total	18,593,701	5,301,869

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$15,067,747
Net unrealized appreciation	14,821,632

At December 31, 2015, the cost of investments for federal income tax purposes was $75,545,481 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,143,158
Unrealized depreciation	(1,321,526)
Net unrealized appreciation	$14,821,632

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $113,211,692 and $137,790,011, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, one unaffiliated shareholder of record owned 91.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Variable Portfolio — Large Cap Growth Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Large Cap Growth Fund II (formerly known as Columbia Variable Portfolio — Marsico 21st Century Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund II (formerly known as Columbia Variable Portfolio — Marsico 21st Century Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust I) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Capital Gain Dividend	$15,843,975

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND II

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — Large Cap Growth Fund II

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1536 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

(formerly Columbia Variable Portfolio — Marsico Focused Equities Fund)

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Large Cap Growth Fund III (the Fund) Class 1 shares returned 2.57% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period.

■  The Fund's performance benefited from overweight allocations to the strong-performing information technology and consumer discretionary sectors and an underweight allocation to energy. The Fund's overweight to, and selections within, the health care sector detracted most from performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	2.57	11.69	6.72
Class 2*	10/02/06	2.30	11.41	6.45
Russell 1000 Growth Index		5.67	13.53	8.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (replacing the S&P 500 Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Large Cap Growth Fund III during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Effective November 20, 2015, Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund's portfolio.

Top Ten Holdings (%) (at December 31, 2015)
Alphabet, Inc., Class A	6.4
Facebook, Inc., Class A	5.6
Visa, Inc., Class A	4.9
Amazon.com, Inc.	4.0
Apple, Inc.	3.9
CVS Health Corp.	3.7
Electronic Arts, Inc.	3.7
Alibaba Group Holding Ltd., ADR	3.6
Nike, Inc., Class B	3.6
Salesforce.com, inc.	3.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	90.0
Exchange-Traded Funds	4.7
Money Market Funds	5.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 1 shares returned 2.57%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period. The Fund's performance benefited from overweight allocations to the strong-performing information technology and consumer discretionary sectors and an underweight allocation to energy. The Fund's overweight to, and selections within, the health care sector detracted most from performance relative to the benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, supported by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

The Fund had more exposure than the benchmark to information technology and consumer discretionary, two of the benchmark's strongest performing sectors during the annual period. The sectors also accounted for the top three individual performers in the Fund: Facebook, Starbucks and Nike. Facebook, a social media company, benefited from the advertising shift from traditional to online media. Better-than-expected earnings were fueled by active user growth as Facebook continued to innovate ways to engage with its users. Starbucks shares posted a

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

sizeable gain as the company reported strong sales and continued its rollout of a mobile order and pay platform, which provides the company with a wealth of data and individualized marketing opportunities. We modestly trimmed the Fund's positions in both Facebook and Starbucks during the period. Athletic apparel company Nike shares soared on the heels of accelerated sales, particularly in North America, Europe and China. The company continued to innovate in its footwear line and in technical fabrics for sports apparel. We believe that Nike has the potential to benefit from the 2016 Olympics to be held in Brazil as the company will be the official footwear and apparel supplier for U.S. Olympic athletes. As a result, we maintained the Fund's position in Nike for the period.

From a stock selection perspective, selections within the health care, industrials and financials sectors dragged on results relative to the benchmark. In the health care sector, Illumina, a biotechnology company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research, announced lower-than-expected sales results, and we sold the stock. In the industrials sector, Canadian Pacific Railway, an out-of-benchmark position, was hurt by declining oil prices, which lowered commodities shipments, such as coal. Although we believe Canadian Pacific to be among the better managed and operated railroad companies, with significant pricing power, we eliminated the position on the belief that energy prices will remain low for some time. Energy and utilities were the worst-performing sectors in the benchmark for the annual period. The Fund maintained no weighting in utilities and had a negligible allocation to the energy sector, which aided relative results.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	20.8
Consumer Staples	7.7
Energy	1.1
Financials	5.5
Health Care	16.2
Industrials	5.9
Information Technology	39.6
Materials	3.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	987.20	1,021.22	3.96	4.02	0.79
Class 2	1,000.00	1,000.00	986.00	1,019.96	5.21	5.30	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 90.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 18.9%
Auto Components 0.2%
Visteon Corp.(a)	1,125	128,813
Hotels, Restaurants & Leisure 2.5%
Norwegian Cruise Line Holdings Ltd.(a)	4,680	274,248
Starbucks Corp.	18,983	1,139,549
Total		1,413,797
Household Durables 0.3%
Jarden Corp.(a)	3,379	193,008
Internet & Catalog Retail 5.0%
Amazon.com, Inc.(a)	3,145	2,125,674
Ctrip.com International Ltd., ADR(a)	1,694	78,483
Expedia, Inc.	1,502	186,699
Priceline Group, Inc. (The)(a)	298	379,935
Total		2,770,791
Media 1.8%
Comcast Corp., Class A	12,301	694,145
DISH Network Corp., Class A(a)	5,539	316,720
Total		1,010,865
Multiline Retail 3.2%
Dollar Tree, Inc.(a)	22,925	1,770,269
Specialty Retail 2.0%
Lowe's Companies, Inc.	8,901	676,832
TJX Companies, Inc. (The)	5,834	413,689
Total		1,090,521
Textiles, Apparel & Luxury Goods 3.9%
lululemon athletica, Inc.(a)	2,179	114,332
Nike, Inc., Class B	30,652	1,915,750
VF Corp.	2,121	132,032
Total		2,162,114
Total Consumer Discretionary		10,540,178
CONSUMER STAPLES 7.0%
Beverages 1.8%
Molson Coors Brewing Co., Class B	3,078	289,086
PepsiCo, Inc.	7,277	727,118
Total		1,016,204

Common Stocks (continued)

Issuer	Shares	Value ($)
Food & Staples Retailing 4.1%
CVS Health Corp.	20,174	1,972,412
Kroger Co. (The)	7,814	326,859
Total		2,299,271
Tobacco 1.1%
Philip Morris International, Inc.	6,971	612,821
Total Consumer Staples		3,928,296
ENERGY 1.0%
Energy Equipment & Services 1.0%
Schlumberger Ltd.	7,601	530,170
Total Energy		530,170
FINANCIALS 5.0%
Banks 0.8%
Fifth Third Bancorp	4,321	86,852
Wells Fargo & Co.	6,615	359,592
Total		446,444
Capital Markets 3.9%
Bank of New York Mellon Corp. (The)	15,540	640,559
BlackRock, Inc.	357	121,566
Charles Schwab Corp. (The)	34,978	1,151,825
Goldman Sachs Group, Inc. (The)	665	119,853
Invesco Ltd.	4,905	164,219
Total		2,198,022
Real Estate Investment Trusts (REITs) 0.3%
Simon Property Group, Inc.	816	158,663
Total Financials		2,803,129
HEALTH CARE 14.7%
Biotechnology 9.3%
Alexion Pharmaceuticals, Inc.(a)	2,614	498,620
Alkermes PLC(a)	5,827	462,547
Biogen, Inc.(a)	1,766	541,014
BioMarin Pharmaceutical, Inc.(a)	343	35,933
Bluebird Bio, Inc.(a)	585	37,569
Celgene Corp.(a)	13,557	1,623,586
Incyte Corp.(a)	780	84,591

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Intercept Pharmaceuticals, Inc.(a)	289	43,162
Novavax, Inc.(a)	6,809	57,128
Ultragenyx Pharmaceutical, Inc.(a)	562	63,045
Vertex Pharmaceuticals, Inc.(a)	14,048	1,767,660
Total		5,214,855
Health Care Equipment & Supplies 0.8%
Medtronic PLC	6,089	468,366
Health Care Providers & Services 2.4%
Express Scripts Holding Co.(a)	4,697	410,565
Laboratory Corp. of America Holdings(a)	1,694	209,446
UnitedHealth Group, Inc.	6,083	715,604
Total		1,335,615
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	3,846	545,555
Pharmaceuticals 1.2%
Bristol-Myers Squibb Co.	9,705	667,607
Total Health Care		8,231,998
INDUSTRIALS 5.4%
Aerospace & Defense 3.5%
Boeing Co. (The)	12,216	1,766,312
Northrop Grumman Corp.	1,141	215,432
Total		1,981,744
Air Freight & Logistics 0.4%
FedEx Corp.	1,540	229,445
Airlines 0.5%
Delta Air Lines, Inc.	5,353	271,343
Electrical Equipment 0.2%
AMETEK, Inc.	1,933	103,589
Machinery 0.8%
Ingersoll-Rand PLC	2,509	138,723
Stanley Black & Decker, Inc.	2,680	286,036
Total		424,759
Total Industrials		3,010,880
INFORMATION TECHNOLOGY 36.0%
Communications Equipment 0.3%
Palo Alto Networks, Inc.(a)	1,075	189,350
Internet Software & Services 15.2%
Alibaba Group Holding Ltd., ADR(a)	23,661	1,922,929

Common Stocks (continued)

Issuer	Shares	Value ($)
Alphabet, Inc., Class A(a)	4,382	3,409,240
Facebook, Inc., Class A(a)	28,550	2,988,043
LinkedIn Corp., Class A(a)	706	158,907
Total		8,479,119
IT Services 4.7%
Visa, Inc., Class A	33,558	2,602,423
Semiconductors & Semiconductor Equipment 2.0%
Avago Technologies Ltd.	2,774	402,646
NVIDIA Corp.	8,680	286,093
NXP Semiconductors NV(a)	1,403	118,203
Qorvo, Inc.(a)	4,390	223,451
Skyworks Solutions, Inc.	1,064	81,747
Total		1,112,140
Software 10.1%
Electronic Arts, Inc.(a)	28,495	1,958,177
Microsoft Corp.	17,546	973,452
Red Hat, Inc.(a)	7,167	593,499
Salesforce.com, inc.(a)	23,343	1,830,091
ServiceNow, Inc.(a)	2,207	191,038
Tableau Software, Inc., Class A(a)	719	67,744
Total		5,614,001
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	19,869	2,091,411
Total Information Technology		20,088,444
MATERIALS 2.9%
Chemicals 2.9%
Eastman Chemical Co.	3,165	213,669
Sherwin-Williams Co. (The)	5,365	1,392,754
Total		1,606,423
Total Materials		1,606,423
Total Common Stocks (Cost: $43,387,201)		50,739,518
Exchange-Traded Funds 4.7%
	Shares	Value ($)
SPDR S&P 500 ETF Trust	6,451	1,315,294
iShares Russell 1000 Growth Index Fund	13,281	1,321,194
Total Exchange-Traded Funds (Cost: $2,708,859)		2,636,488

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Money Market Funds 5.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	3,011,361	3,011,361
Total Money Market Funds (Cost: $3,011,361)		3,011,361
Total Investments (Cost: $49,107,421)		56,387,367
Other Assets & Liabilities, Net		(564,115)
Net Assets		55,823,252

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,550,205	37,617,745	(38,156,589)	3,011,361	2,644	3,011,361

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	10,540,178	—	—	10,540,178
Consumer Staples	3,928,296	—	—	3,928,296
Energy	530,170	—	—	530,170
Financials	2,803,129	—	—	2,803,129
Health Care	8,231,998	—	—	8,231,998
Industrials	3,010,880	—	—	3,010,880
Information Technology	20,088,444	—	—	20,088,444
Materials	1,606,423	—	—	1,606,423
Total Common Stocks	50,739,518	—	—	50,739,518
Exchange-Traded Funds	2,636,488	—	—	2,636,488
Money Market Funds	—	3,011,361	—	3,011,361
Total Investments	53,376,006	3,011,361	—	56,387,367

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	3,550,205	3,550,205	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $46,096,060)	$53,376,006
Affiliated issuers (identified cost $3,011,361)	3,011,361
Total investments (identified cost $49,107,421)	56,387,367
Receivable for:
Dividends	35,275
Foreign tax reclaims	7,132
Expense reimbursement due from Investment Manager	2,679
Prepaid expenses	1,899
Total assets	56,434,352
Liabilities
Due to custodian	146
Payable for:
Investments purchased	92,241
Capital shares purchased	365,695
Investment management fees	34,213
Distribution and/or service fees	1
Transfer agent fees	2,892
Administration fees	2,891
Compensation of board members	82,770
Other expenses	30,251
Total liabilities	611,100
Net assets applicable to outstanding capital stock	$55,823,252
Represented by
Paid-in capital	$34,786,752
Excess of distributions over net investment income	(82,180)
Accumulated net realized gain	13,838,917
Unrealized appreciation (depreciation) on:
Investments	7,279,946
Foreign currency translations	(183)
Total — representing net assets applicable to outstanding capital stock	$55,823,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$55,820,384
Shares outstanding	3,502,646
Net asset value per share	$15.94
Class 2
Net assets	$2,868
Shares outstanding	181
Net asset value per share(a)	$15.82

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$479,572
Dividends — affiliated issuers	2,644
Foreign taxes withheld	(8,488)
Total income	473,728
Expenses:
Investment management fees	433,346
Distribution and/or service fees
Class 2	7
Transfer agent fees
Class 1	36,618
Class 2	2
Administration fees	36,620
Compensation of board members	11,775
Custodian fees	4,401
Printing and postage fees	20,980
Audit fees	19,780
Legal fees	5,923
Other	7,607
Total expenses	577,059
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(94,771)
Total net expenses	482,288
Net investment loss	(8,560)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,935,844
Foreign currency translations	(4,594)
Net realized gain	13,931,250
Net change in unrealized appreciation (depreciation) on:
Investments	(12,235,448)
Foreign currency translations	(183)
Net change in unrealized depreciation	(12,235,631)
Net realized and unrealized gain	1,695,619
Net increase in net assets resulting from operations	$1,687,059

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$(8,560)	$90,544
Net realized gain	13,931,250	9,059,022
Net change in unrealized depreciation	(12,235,631)	(1,436,232)
Net increase in net assets resulting from operations	1,687,059	7,713,334
Distributions to shareholders
Net investment income
Class 1	(95,000)	(327,115)
Class 2	—	(7)
Net realized gains
Class 1	(9,077,508)	(10,523,728)
Class 2	(438)	(430)
Total distributions to shareholders	(9,172,946)	(10,851,280)
Decrease in net assets from capital stock activity	(1,565,285)	(1,157,004)
Total decrease in net assets	(9,051,172)	(4,294,950)
Net assets at beginning of year	64,874,424	69,169,374
Net assets at end of year	$55,823,252	$64,874,424
Undistributed (excess of distributions over) net investment income	$(82,180)	$7,693

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	46,374	785,870	113,213	2,120,473
Distributions reinvested	549,581	9,172,508	619,694	10,850,843
Redemptions	(658,015)	(11,524,101)	(744,561)	(14,115,559)
Net decrease	(62,060)	(1,565,723)	(11,654)	(1,144,243)
Class 2 shares
Distributions reinvested	26	438	25	437
Redemptions	—	—	(684)	(13,198)
Net increase (decrease)	26	438	(659)	(12,761)
Total net decrease	(62,034)	(1,565,285)	(12,313)	(1,157,004)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.20		$19.34	$16.52	$16.48	$16.99
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	0.03	0.09	0.07	0.05
Net realized and unrealized gain (loss)	0.60		2.24	5.76	1.87	(0.49)
Total from investment operations	0.60		2.27	5.85	1.94	(0.44)
Less distributions to shareholders:
Net investment income	(0.03)		(0.10)	(0.09)	(0.07)	(0.07)
Net realized gains	(2.83)		(3.31)	(2.94)	(1.83)	—
Total distributions to shareholders	(2.86)		(3.41)	(3.03)	(1.90)	(0.07)
Net asset value, end of period	$15.94		$18.20	$19.34	$16.52	$16.48
Total return	2.57%		12.45%	38.10%	12.04%	(2.61%)
Ratios to average net assets(b)
Total gross expenses	0.95%		0.95%	0.99%	1.12%	1.21%
Total net expenses(c)	0.79%		0.79%	0.79%	0.88%	1.05	%(d)
Net investment income (loss)	(0.01%)		0.14%	0.47%	0.40%	0.27%
Supplemental data
Net assets, end of period (in thousands)	$55,820		$64,872	$69,154	$62,667	$68,337
Portfolio turnover	95%		66%	92%	63%	90%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.10	$19.25	$16.46	$16.43	$16.94
Income from investment operations:
Net investment income (loss)	(0.05)	(0.03)	0.04	0.03	0.01
Net realized and unrealized gain (loss)	0.60	2.25	5.73	1.86	(0.48)
Total from investment operations	0.55	2.22	5.77	1.89	(0.47)
Less distributions to shareholders:
Net investment income	—	(0.06)	(0.04)	(0.03)	(0.04)
Net realized gains	(2.83)	(3.31)	(2.94)	(1.83)	—
Total distributions to shareholders	(2.83)	(3.37)	(2.98)	(1.86)	(0.04)
Net asset value, end of period	$15.82	$18.10	$19.25	$16.46	$16.43
Total return	2.30%	12.20%	37.73%	11.75%	(2.82%)
Ratios to average net assets(a)
Total gross expenses	1.20%	1.20%	1.23%	1.37%	1.45%
Total net expenses(b)	1.04%	1.04%	1.04%	1.13%	1.29	%(c)
Net investment income (loss)	(0.27%)	(0.14%)	0.21%	0.15%	0.06%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$16	$11	$10
Portfolio turnover	95%	66%	92%	63%	90%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund III (formerly known as Columbia Variable Portfolio — Marsico Focused Equities Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Variable Portfolio — Marsico Focused Equities Fund was renamed Columbia Variable Portfolio — Large Cap Growth Fund III.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.71% of the Fund's average daily net assets.

Subadvisory Agreement

Prior to November 20, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective November 20, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund's average daily net assets.

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,267.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.79%	0.79%
Class 2	1.04	1.04

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$13,687
Accumulated net realized gain	(2,483)
Paid-in capital	(11,204)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$1,854,570	$1,724,090
Long-term capital gains	7,318,376	9,127,190
Total	$9,172,946	$10,851,280

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$13,874,883
Net unrealized appreciation	7,243,980

At December 31, 2015, the cost of investments for federal income tax purposes was $49,143,387 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,823,729
Unrealized depreciation	(579,749)
Net unrealized appreciation	$7,243,980

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $55,780,162 and $67,103,346, respectively, for the year ended

December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, two unaffiliated shareholders of record owned 93.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Variable Portfolio — Large Cap Growth Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Large Cap Growth Fund III (formerly known as Columbia Variable Portfolio — Marsico Focused Equities Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund III (formerly known as Columbia Variable Portfolio — Marsico Focused Equities Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust I) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
26

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	29.57%
Capital Gain Dividend	$14,587,235

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015
29

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — LARGE CAP GROWTH FUND III

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Columbia Variable Portfolio — Large Cap Growth Fund III

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1541 F (2/16)

ANNUAL REPORT

December 31, 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES
GROWTH FUND II

(formerly Columbia Variable Portfolio — Marsico Growth Fund)

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Income Tax Information	25
Trustees and Officers	26
Board Consideration and Approval of Subadvisory Agreement	32
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Loomis Sayles Growth Fund II (the Fund) Class 1 shares returned 2.17% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period.

■  The Fund's underperformance relative to its benchmark can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	2.17	10.63	6.77
Class 2*	10/02/06	1.88	10.35	6.50
Russell 1000 Growth Index		5.67	13.53	8.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (replacing the S&P 500 Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Variable Portfolio — Loomis Sayles Growth Fund II during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari, CFA

Effective November 20, 2015, Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Loomis, Sayles & Company, L.P. (Loomis Sayles) assumed the day-to-day management of the Fund's portfolio.

Top Ten Holdings (%) (at December 31, 2015)
Amazon.com, Inc.	7.3
Facebook, Inc., Class A	5.9
Visa, Inc., Class A	5.3
Cisco Systems, Inc.	4.9
Monster Beverage Corp.	4.7
Alibaba Group Holding Ltd., ADR	4.2
Oracle Corp.	3.9
Novo Nordisk A/S, ADR	3.7
Danone SA, ADR	3.7
Coca-Cola Co. (The)	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds ).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 1 shares returned 2.17%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% over the same period. The Fund's underperformance relative to its benchmark can be attributed primarily to stock selection.

China Added to Global Concerns

Global stock markets registered varying results for the period, ranging from gains by U.S. large capitalization stocks and several developed international markets to substantial losses in emerging markets. Increased anxieties about geopolitical conflicts also contributed to the sell-off in the equity markets. The center of concern during much of the reporting period was China. In the immediate aftermath of the 2007-09 "Great Recession," China embarked upon massive government-supported infrastructure and real estate investment. China's economic rebound was officially declared "strong" by the Chinese government, and a sharp rebound for globally priced industrial commodities and trade with China gave apparent legitimacy to claims of a solid recovery. As China pulled back from stimulus programs and an export-focused economy, however, raw industrial commodity prices retreated and shipments to Asia began to slow. While China has been slowing for some time, the recent sharp retrenchment in global risk assets reflected concerns about potential acceleration of the slowdown, despite upbeat official Chinese reports. In the U.S., oil price weakness and falling prices of imported goods combined to keep the U.S. inflation rate at essentially zero, while consumer confidence perked up during the period, aided by lower prices at the gas pump and relatively strong housing markets. The U.S. also saw improvement in the labor market as unemployment rates reached their lowest level in seven years.

Marsico-Subadvised Portfolio

From January 1, 2015 through November 19, 2015, Marsico provided day-to-day portfolio management of the Fund and the Fund's performance was compared to that of the S&P 500 Index. This section discusses the contributors and detractors to the Fund's portfolio during the period in which Marsico subavised the portfolio.

Stock selection in certain pharmaceuticals, biotechnology and life sciences positions detracted from Fund performance, relative to the S&P 500 Index, as did holdings in industrials and consumer staples. Among individual holdings, Alibaba Group, Illumina and Canadian Pacific Railway detracted the most from Fund performance.

An underweight allocation to energy, the weakest-performing sector of the S&P 500 Index, contributed to performance. Contributors also included overweight allocations to consumer discretionary and information technology, the strongest-performing sectors of the S&P 500 Index. Among individual holdings, Facebook, Starbucks and Nike made the largest contributions to Fund performance.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Loomis Sayles-Subadvised Portfolio

Effective November 20, 2015, Loomis Sayles assumed day-to-day portfolio management of the Fund and the Fund began comparing its performance vs. the Russell 1000 Growth Index. This section discusses the contributors and detractors to the Fund's portfolio from November 20, 2015 through December 31, 2015.

The three strongest contributing market sectors to the Loomis Sayles strategy during the period were information technology and consumer discretionary. Among individual holdings, Novo Nordisk, Procter & Gamble, and Amazon were among the largest contributors during the period. Novo Nordisk reported strong quarterly results with exceptionally strong sales growth, including a 6% increase in the company's core diabetes segment. Procter and Gamble, a multinational consumer goods company, reported a 1% decline in organic sales growth attributed to weakness in emerging markets and a strong dollar. Pricing and productivity gains from recent restructuring helped offset near-term currency headwinds while positioning the company for improved organic growth and operating profits. Online retailer Amazon reported strong quarterly results with better-than-expected revenue and margins. With its growth more than two times that of the e-commerce market, Amazon continues to take market share.

The health care, financials, and industrials sectors detracted the most from Fund performance, relative to the Russell 1000 Growth Index. Individual detractors included Oracle, Schlumberger, and ARM Holdings. Oracle reported mixed quarterly results with near-term pressure on revenue as its business transitions to subscription-based cloud computing solution. Schlumberger reported declining year-over-year global revenue, margins and earnings in the face of weak demand and low oil prices. Near-term industry declines do not alter our view of the fundamental long-term demand for Schlumberger's products and services and we believe it is well positioned for growth when oil markets normalize. ARM Holdings, the world's leading semiconductor intellectual property supplier, reported an increase in processor licensing and royalty revenue as device-makers shipped more than 3.6 billion ARM processor-based chips, up 20% compared to the year-ago quarter. We believe the investment theses for these companies remain intact and that their shares continue to sell at a meaningful discount to our estimate of their intrinsic values.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	11.1
Consumer Staples	17.8
Energy	2.4
Financials	6.7
Health Care	14.0
Industrials	5.4
Information Technology	42.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	990.90	1,021.22	3.96	4.02	0.79
Class 2	1,000.00	1,000.00	989.40	1,019.96	5.21	5.30	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.1%
Hotels, Restaurants & Leisure 2.3%
Yum! Brands, Inc.	73,018	5,333,965
Internet & Catalog Retail 7.2%
Amazon.com, Inc.(a)	24,926	16,847,234
Specialty Retail 1.6%
Lowe's Companies, Inc.	47,311	3,597,528
Total Consumer Discretionary		25,778,727
CONSUMER STAPLES 17.7%
Beverages 10.7%
Coca-Cola Co. (The)	195,763	8,409,979
Monster Beverage Corp.(a)	72,639	10,820,305
SABMiller PLC, ADR	94,552	5,666,501
Total		24,896,785
Food Products 3.7%
Danone SA, ADR	629,825	8,571,918
Household Products 3.3%
Procter & Gamble Co. (The)	98,243	7,801,477
Total Consumer Staples		41,270,180
ENERGY 2.4%
Energy Equipment & Services 2.4%
Schlumberger Ltd.	78,577	5,480,746
Total Energy		5,480,746
FINANCIALS 6.6%
Capital Markets 3.6%
Greenhill & Co., Inc.	13,641	390,269
SEI Investments Co.	151,193	7,922,513
Total		8,312,782
Consumer Finance 1.0%
American Express Co.	34,781	2,419,019
Diversified Financial Services 2.0%
Factset Research Systems, Inc.	29,123	4,734,526
Total Financials		15,466,327
HEALTH CARE 13.9%
Biotechnology 2.4%
Amgen, Inc.	33,545	5,445,360

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.3%
Varian Medical Systems, Inc.(a)	66,155	5,345,324
Health Care Technology 1.6%
Cerner Corp.(a)	62,373	3,752,983
Pharmaceuticals 7.6%
Merck & Co., Inc.	57,478	3,035,988
Novartis AG, ADR	71,290	6,133,792
Novo Nordisk A/S, ADR	148,303	8,613,438
Total		17,783,218
Total Health Care		32,326,885
INDUSTRIALS 5.4%
Air Freight & Logistics 5.4%
Expeditors International of Washington, Inc.	146,172	6,592,357
United Parcel Service, Inc., Class B	62,395	6,004,271
Total		12,596,628
Total Industrials		12,596,628
INFORMATION TECHNOLOGY 42.4%
Communications Equipment 8.3%
Cisco Systems, Inc.	418,793	11,372,324
QUALCOMM, Inc.	159,346	7,964,910
Total		19,337,234
Internet Software & Services 16.2%
Alibaba Group Holding Ltd., ADR(a)	119,996	9,752,075
Alphabet, Inc., Class A(a)	9,211	7,166,250
Alphabet, Inc., Class C(a)	9,502	7,210,878
Facebook, Inc., Class A(a)	130,103	13,616,580
Total		37,745,783
IT Services 6.1%
Automatic Data Processing, Inc.	24,332	2,061,407
Visa, Inc., Class A	158,296	12,275,855
Total		14,337,262
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	16,424	908,575
ARM Holdings PLC, ADR	107,058	4,843,304
Total		5,751,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 9.3%
Autodesk, Inc.(a)	104,238	6,351,221
Microsoft Corp.	111,250	6,172,150
Oracle Corp.	250,168	9,138,637
Total		21,662,008
Total Information Technology		98,834,166
Total Common Stocks (Cost: $215,913,464)		231,753,659

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	775,142	775,142
Total Money Market Funds (Cost: $775,142)		775,142
Total Investments (Cost: $216,688,606)		232,528,801
Other Assets & Liabilities, Net		569,161
Net Assets		233,097,962

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,740,797	130,487,581	(137,453,236)	775,142	8,506	775,142

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	25,778,727	—	—	25,778,727
Consumer Staples	41,270,180	—	—	41,270,180
Energy	5,480,746	—	—	5,480,746
Financials	15,466,327	—	—	15,466,327
Health Care	32,326,885	—	—	32,326,885
Industrials	12,596,628	—	—	12,596,628
Information Technology	98,834,166	—	—	98,834,166
Total Common Stocks	231,753,659	—	—	231,753,659
Money Market Funds	—	775,142	—	775,142
Total Investments	231,753,659	775,142	—	232,528,801

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	7,740,797	7,740,797	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $215,913,464)	$231,753,659
Affiliated issuers (identified cost $775,142)	775,142
Total investments (identified cost $216,688,606)	232,528,801
Receivable for:
Investments sold	994,917
Capital shares sold	20
Dividends	119,953
Expense reimbursement due from Investment Manager	2,568
Prepaid expenses	2,325
Total assets	233,648,584
Liabilities
Payable for:
Capital shares purchased	243,067
Investment management fees	130,710
Distribution and/or service fees	5,908
Transfer agent fees	12,065
Administration fees	12,065
Compensation of board members	108,611
Other expenses	38,196
Total liabilities	550,622
Net assets applicable to outstanding capital stock	$233,097,962
Represented by
Paid-in capital	$145,530,601
Excess of distributions over net investment income	(107,885)
Accumulated net realized gain	71,835,051
Unrealized appreciation (depreciation) on:
Investments	15,840,195
Total — representing net assets applicable to outstanding capital stock	$233,097,962
Class 1
Net assets	$206,181,617
Shares outstanding	8,173,439
Net asset value per share	$25.23
Class 2
Net assets	$26,916,345
Shares outstanding	1,071,873
Net asset value per share	$25.11

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$2,037,868
Dividends — affiliated issuers	8,506
Foreign taxes withheld	(9,223)
Total income	2,037,151
Expenses:
Investment management fees	1,801,937
Distribution and/or service fees
Class 2	79,129
Transfer agent fees
Class 1	134,672
Class 2	18,990
Administration fees	153,662
Compensation of board members	14,664
Custodian fees	6,807
Printing and postage fees	82,872
Audit fees	19,780
Legal fees	7,220
Other	13,200
Total expenses	2,332,933
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(229,983)
Total net expenses	2,102,950
Net investment loss	(65,799)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	72,227,778
Foreign currency translations	(423)
Net realized gain	72,227,355
Net change in unrealized appreciation (depreciation) on:
Investments	(66,354,924)
Net change in unrealized depreciation	(66,354,924)
Net realized and unrealized gain	5,872,431
Net increase in net assets resulting from operations	$5,806,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$(65,799)	$522,997
Net realized gain	72,227,355	30,823,920
Net change in unrealized depreciation	(66,354,924)	(6,006,621)
Net increase in net assets resulting from operations	5,806,632	25,340,296
Distributions to shareholders
Net investment income
Class 1	(234,356)	(532,242)
Class 2	—	(20,264)
Net realized gains
Class 1	(26,887,101)	(36,791,385)
Class 2	(3,797,787)	(5,261,146)
Total distributions to shareholders	(30,919,244)	(42,605,037)
Decrease in net assets from capital stock activity	(17,331,773)	(7,700,929)
Total decrease in net assets	(42,444,385)	(24,965,670)
Net assets at beginning of year	275,542,347	300,508,017
Net assets at end of year	$233,097,962	$275,542,347
Undistributed (excess of distributions over) net investment income	$(107,885)	$118,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	101,772	2,695,359	68,082	2,008,924
Distributions reinvested	1,033,986	27,121,457	1,372,779	37,323,624
Redemptions	(1,515,340)	(41,322,846)	(1,755,421)	(50,993,844)
Net decrease	(379,582)	(11,506,030)	(314,560)	(11,661,296)
Class 2 shares
Subscriptions	64,544	1,730,471	207,535	5,987,529
Distributions reinvested	145,286	3,797,787	194,886	5,281,410
Redemptions	(424,434)	(11,354,001)	(256,813)	(7,308,572)
Net increase (decrease)	(214,604)	(5,825,743)	145,608	3,960,367
Total net decrease	(594,186)	(17,331,773)	(168,952)	(7,700,929)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$28.01	$30.03	$22.19	$19.92	$20.53
Income from investment operations:
Net investment income	0.00 (a)	0.06	0.07	0.14	0.07
Net realized and unrealized gain (loss)	0.74	2.62	7.84	2.29	(0.61)
Total from investment operations	0.74	2.68	7.91	2.43	(0.54)
Less distributions to shareholders:
Net investment income	(0.03)	(0.06)	(0.07)	(0.16)	(0.07)
Net realized gains	(3.49)	(4.64)	—	—	—
Total distributions to shareholders	(3.52)	(4.70)	(0.07)	(0.16)	(0.07)
Net asset value, end of period	$25.23	$28.01	$30.03	$22.19	$19.92
Total return	2.17%	9.42%	35.64%	12.24%	(2.64%)
Ratios to average net assets(b)
Total gross expenses	0.89%	0.86%	0.89%	1.08%	1.10	%(c)
Total net expenses(d)	0.79%	0.79%	0.79%	0.83%	0.96	%(c)(e)
Net investment income	0.01%	0.21%	0.26%	0.66%	0.35%
Supplemental data
Net assets, end of period (in thousands)	$206,182	$239,600	$266,293	$243,084	$271,574
Portfolio turnover	146%	75%	109%	74%	68%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$27.94	$29.99	$22.18	$19.92	$20.52
Income from investment operations:
Net investment income (loss)	(0.07)	(0.01)	0.00 (a)	0.09	0.03
Net realized and unrealized gain (loss)	0.73	2.61	7.83	2.28	(0.61)
Total from investment operations	0.66	2.60	7.83	2.37	(0.58)
Less distributions to shareholders:
Net investment income	—	(0.01)	(0.02)	(0.11)	(0.02)
Net realized gains	(3.49)	(4.64)	—	—	—
Total distributions to shareholders	(3.49)	(4.65)	(0.02)	(0.11)	(0.02)
Net asset value, end of period	$25.11	$27.94	$29.99	$22.18	$19.92
Total return	1.88%	9.17%	35.31%	11.91%	(2.83%)
Ratios to average net assets(b)
Total gross expenses	1.14%	1.11%	1.14%	1.33%	1.35	%(c)
Total net expenses(d)	1.04%	1.04%	1.04%	1.08%	1.20	%(c)(e)
Net investment income (loss)	(0.24%)	(0.03%)	0.01%	0.41%	0.14%
Supplemental data
Net assets, end of period (in thousands)	$26,916	$35,943	$34,215	$31,706	$31,665
Portfolio turnover	146%	75%	109%	74%	68%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Variable Portfolio — Loomis Sayles Growth Fund II (formerly known as Columbia Variable Portfolio — Marsico Growth Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Variable Portfolio — Marsico Growth Fund was renamed Variable Portfolio — Loomis Sayles Growth Fund II.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.70%, net of advisory fee waiver, of the Fund's average daily net assets.

Effective November 20, 2015, the Investment Manager has voluntarily agreed to waive a portion of the investment advisory fee rates charged to the Fund. The reduced investment advisory fee is equal to a percentage of the Fund's average daily net assets that declines from 0.65% to 0.50% as the Fund's net assets increase. This

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

arrangement may be modified or terminated by the Investment Manager at any time.

Subadvisory Agreement

Effective November 20, 2015, the Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as the subadviser to the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of the Fund's assets. Prior to November 20, 2015, Marsico Capital Management, LLC served as the subadviser to the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,565.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.79%	0.79%
Class 2	1.04	1.04

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$73,381
Accumulated net realized gain	(9,442)
Paid-in capital	(63,939)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$2,879,918	$3,185,448
Long-term capital gains	28,039,326	39,419,589
Total	30,919,244	42,605,037

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$71,917,769
Net unrealized appreciation	$15,757,477

At December 31, 2015, the cost of investments for federal income tax purposes was $216,771,324 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,512,992
Unrealized depreciation	(4,755,515)
Net unrealized appreciation	$15,757,477

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $362,371,489 and $406,756,486, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, two unaffiliated shareholders of record owned 22.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 68.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Variable Portfolio — Loomis Sayles Growth Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Variable Portfolio — Loomis Sayles Growth Fund II (formerly known as Columbia Variable Portfolio — Marsico Growth Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Loomis Sayles Growth Fund II (formerly known as Columbia Variable Portfolio — Marsico Growth Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust I) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	90.05%
Capital Gain Dividend	$75,553,690

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124	None

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio — Loomis Sayles Growth Fund II (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Loomis, Sayles & Company, L.P. (Loomis Sayles or the Subadviser), the Subadviser has provided portfolio management and related services for the Fund since November 20, 2015. Effective November 20, 2015, Marsico Capital Management, LLC was terminated as Subadviser to the Fund.

At the November 16-18, 2015 in-person meeting (the November Meeting) of the Board of Trustees (the Board), including all of the independent Board members (the Independent Trustees), the Board unanimously approved the proposed Subadvisory Agreement between Columbia Threadneedle and Loomis Sayles for the Fund. At the November Meeting, independent legal counsel to the Independent Trustees reminded the Board of the legal standards for consideration by directors/trustees of advisory and subadvisory agreements. The Board also recalled its most recent consideration and approval of advisory and subadvisory agreements for annual renewal purposes at the June 2015 meeting (the "June Meeting") and, in that connection, Independent legal counsel's discussion of their responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act, and the SEC-enumerated factors that should be considered in determining whether to approve a new subadvisory agreement, in this case, with Loomis Sayles. The Board held discussions with Columbia Threadneedle and reviewed and considered various written materials and oral presentations in connection with Loomis Sayles' proposed services, including with respect to the nature, extent and quality of services, profitability and fees and expenses, investment strategy/style, performance and trading practices and the code of ethics and compliance program of Loomis Sayles. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement with Loomis Sayles.

Nature, Extent and Quality of Services to be provided by Loomis Sayles

The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by Loomis Sayles as Subadviser for the Fund, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel. The Board observed that Loomis Sayles' compliance program had been reviewed by the Fund's Chief Compliance Officer and was determined by Columbia Threadneedle's Asset Management Compliance to be reasonably designed to prevent violations of the federal securities laws by the Fund. The Board also observed that information had been presented regarding the capabilities and financial condition of Loomis Sayles and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that Loomis Sayles' investment approach was substantially identical to the investment approach used by Loomis Sayles to subadvise another Columbia Fund overseen by the Board. In this regard, the Board noted that the Board and the Investment Review Committee had reviewed the subadvisory services provided by Loomis Sayles to the other Columbia Fund. The Board also recalled the information provided by Columbia Threadneedle and the Committee reports regarding Loomis Sayles' personnel, its risk controls, philosophy, and investment process.

The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by Loomis Sayles was generally similar in scope to subadvisory agreements applicable to other subadvised funds.

Investment Performance of Loomis Sayles

The Board noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management agreements. The Board reviewed Loomis Sayles' portfolio characteristics. The Board considered Loomis Sayles' investment performance, noting that Loomis Sayles delivered strong performance results over 1-year and since inception periods for another Columbia Fund managed using a strategy substantially similar to that proposed for the Fund.

Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENT (continued)

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that Loomis Sayles was in a position to provide a high quality level of service to the Fund.

Comparative Fees, Costs of Services Provided and Profitability

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Loomis Sayles would be paid by Columbia Threadneedle and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by Loomis Sayles to other clients, observing that the proposed subadvisory fees are generally in line with (i) fees charged by Loomis Sayles to other subadvisory clients and (ii) subadvisory fees paid by Columbia Threadneedle to subadvisers of other similar funds. The Board also noted that the subadvisory fee proposed to be paid to Loomis Sayles for the Fund is identical to the subadvisory fee paid to another Columbia Fund sub-advised by Loomis Sayles. The Board also considered that, if the subadvisory agreement is implemented, management has committed to waive management fee rates to achieve a reduction that aligns the fee schedule with that of the other Columbia Fund managed by Loomis Sayles. The Board also considered the expected change in total profitability of Columbia Threadneedle and its affiliates in connection with the hiring of Loomis Sayles and concluded that the profitability levels remained within reasonable ranges.

Economies of Scale

The Board also considered the economies of scale that may be realized by Columbia Threadneedle and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered that the proposed subadvisory fees are not paid by the Fund and that the Fund's fee structure was not proposed to change (as there was no proposed change in level of service to be performed by Columbia Threadneedle). The Board thus observed that the IMS Agreement would be unaffected by the subadviser change (other than management's proposed waiver of management fee rates to align the fee schedule with that of the other Fund subadvised by Loomis Sayles) and continues to provide for lower Fund fees as assets increase at pre-established breakpoints, all of which have not been surpassed. The Board concluded that, after taking into account the subadviser change, the Fund would continue to have opportunities to share economies of scale with shareholders.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees to be paid and the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative. On November 18, 2015, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement.

Annual Report 2015

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Annual Report 2015

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND II

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Variable Portfolio — Loomis Sayles Growth Fund II

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1546 G (2/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$76,000	$76,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$1,600	$1,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$15,800	$13,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2015 and 2014 also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$242,400	$340,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 22, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 22, 2016